                                                                EXHIBIT 10.22(b)

--------------------------------------------------------------------------------
               AMENDMENT NO. 2 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

This Amendment No. 2 to Purchase Agreement DCT-025/2003, dated as of January 5,
2006 ("Amendment 2") relates to the Purchase Agreement DCT-025/2003 ("Purchase
Agreement") between Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer")
and JetBlue Airways Corporation ("Buyer") dated June 9, 2003 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment 2 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment 2 sets forth the further agreement between Embraer and Buyer relative to, among other things, certain aircraft configuration changes and new delivery dates. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 2 and the Purchase Agreement, this Amendment 2 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.     CHANGES IN THE AIRCRAFT CONFIGURATION

1.1    New *** Materials

       The Firm Aircraft number *** Aircraft shall be delivered with new ***
       materials. Such new materials shall meet the FAA Operational Requirements
       14CFR Parts ***. There will be *** of the Aircraft as a result of this modification that must be considered in the Aircraft performance guarantees as provided in the Purchase Agreement. The Basic Price for the affected Aircraft shall be *** US$ *** United States dollars ***.

1.2    ***

       The Firm Aircraft number *** Aircraft shall be delivered with the ***.
       There will be an *** of the Aircraft as a result of this modification that must be considered in the Aircraft performance guarantees as provided in the Purchase Agreement. The Basic Price for the affected
       Aircraft shall be *** US$ *** United States dollars***.

1.3    ***

       The Firm Aircraft number *** Aircraft shall be delivered with the ***.
       There will be *** of the Aircraft as a result of this modification that must be considered in the Aircraft performance guarantees as provided in the Purchase Agreement. The Basic Price for the affected Aircraft shall be *** US$ *** United States dollars***.

------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
               AMENDMENT NO. 2 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

2.     DELIVERY

       The Aircraft schedule delivery table in Article 5.1 of the Purchase
       Agreement shall be deleted and replaced as follows:

         -----------------------------------------------------------------------------------------------------
             Firm        Delivery      Firm      Delivery       Firm      Delivery      Firm      Delivery
          Aircraft #      Month     Aircraft #     Month     Aircraft #     Month    Aircraft #     Month
         -----------------------------------------------------------------------------------------------------

               1          ***-05        26        ***-06         51        ***-08        76        ***-09
         -----------------------------------------------------------------------------------------------------
               2          ***-05        27        ***-07         52        ***-08        77        ***-09
         -----------------------------------------------------------------------------------------------------
               3          ***-05        28        ***-07         53        ***-08        78        ***-09
         -----------------------------------------------------------------------------------------------------
               4          ***-05        29        ***-07         54        ***-08        79        ***-09
         -----------------------------------------------------------------------------------------------------
               5          ***-05        30        ***-07         55        ***-08        80        ***-09
         -----------------------------------------------------------------------------------------------------
               6          ***-05        31        ***-07         56        ***-08        81        ***-10
         -----------------------------------------------------------------------------------------------------
               7          ***-05        32        ***-07         57        ***-08        82        ***-10
         -----------------------------------------------------------------------------------------------------
               8          ***-05        33        ***-07         58        ***-08        83        ***-10
         -----------------------------------------------------------------------------------------------------
               9          ***-06        34        ***-07         59        ***-08        84        ***-10
         -----------------------------------------------------------------------------------------------------
              10          ***-06        35        ***-07         60        ***-08        85        ***-10
         -----------------------------------------------------------------------------------------------------
              11          ***-06        36        ***-07         61        ***-08        86        ***-10
         -----------------------------------------------------------------------------------------------------
              12          ***-06        37        ***-07         62        ***-08        87        ***-10
         -----------------------------------------------------------------------------------------------------
              13          ***-06        38        ***-07         63        ***-09        88        ***-10
         -----------------------------------------------------------------------------------------------------
              14          ***-06        39        ***-07         64        ***-09        89        ***-10
         -----------------------------------------------------------------------------------------------------
              15          ***-06        40        ***-07         65        ***-09        90        ***-10
         -----------------------------------------------------------------------------------------------------
              16          ***-06        41        ***-07         66        ***-09        91        ***-10
         -----------------------------------------------------------------------------------------------------
              17          ***-06        42        ***-07         67        ***-09        92        ***-10
         -----------------------------------------------------------------------------------------------------
              18          ***-06        43        ***-07         68        ***-09        93        ***-10
         -----------------------------------------------------------------------------------------------------
              19          ***-06        44        ***-07         69        ***-09        94        ***-10
         -----------------------------------------------------------------------------------------------------
              20          ***-06        45        ***-08         70        ***-09        95        ***-10
         -----------------------------------------------------------------------------------------------------
              21          ***-06        46        ***-08         71        ***-09        96        ***-10
         -----------------------------------------------------------------------------------------------------
              22          ***-06        47        ***-08         72        ***-09        97        ***-10
         -----------------------------------------------------------------------------------------------------
              23          ***-06        48        ***-08         73        ***-09        98        ***-10
         -----------------------------------------------------------------------------------------------------
              24          ***-06        49        ***-08         74        ***-09        99        ***-11
         -----------------------------------------------------------------------------------------------------
              25          ***-06        50        ***-08         75        ***-09        100       ***-11
         -----------------------------------------------------------------------------------------------------
                                                                                         101       ***-11
         -----------------------------------------------------------------------------------------------------

3.     AIRCRAFT PRICES

3.1    Aircraft price for Firm Aircraft: Due to the changes in the Aircraft configuration Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows:

-----------------

[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 2 to Purchase Agreement DCT-025/2003                   Page 2 of 4

--------------------------------------------------------------------------------
               AMENDMENT NO. 2 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

       3.1 Buyer agrees to pay Embraer in United States dollars, the per unit
       Aircraft Basic Price as indicated in the table below:

       ---------------------------------------------------------------------
                   Firm Aircraft #                        Basic Price ***
       ---------------------------------------------------------------------
                        1 to 3                                US$ ***
       ---------------------------------------------------------------------
                          4                                   US$ ***
       ---------------------------------------------------------------------
                          7                                   US$ ***
       ---------------------------------------------------------------------
                   5, 6 and 8 to 12                           US$ ***
       ---------------------------------------------------------------------
                       13 to 50                               US$ ***
       ---------------------------------------------------------------------
                      51 and on                               US$ ***
       ---------------------------------------------------------------------

3.2    Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:

       21.1 The unit basic price of the Option Aircraft (the "Option Aircraft
       Basic Price") is indicated in the table below, provided that the Option
       Aircraft is in the configuration described in Attachment "A", otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

       -----------------------------------------------------------------------
                 Option Aircraft #         Option Aircraft Basic Price ***
       -----------------------------------------------------------------------
                    All                             US$ ***
       -----------------------------------------------------------------------

                            [Signature page follows]

-------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 2 to Purchase Agreement DCT-025/2003                   Page 3 of 4

--------------------------------------------------------------------------------
               AMENDMENT NO. 2 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 2, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 2 to the Purchase Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira                 JetBlue Airways Corporation
de Aeronautica S.A.

By      : /s/ Satoshi Yokota                 By      : /s/ Thomas E. Anderson
          -----------------------------                -------------------------
Name    : Satoshi Yokota                     Name    : Thomas E. Anderson

Title   : Executive Vice President,          Title   : SVP Tech Ops and Aircraft
          Engineering and Development                  Programs

By      : /s/ Flavio Rimoli
          -----------------------------
Name    : Flavio Rimoli

Title   : Senior Vice President and
          General Counsel

Date    : January 5, 2006                    Date    : January 12, 2006

Place   : San Jose Dos Campos, Brazil        Place   : New York, New York

Witness : /s/ Fernando Bueno                 Witness : /s/ Michael Kordys
          -----------------------------                --------------------------
Name    : Fernando Bueno                     Name    : Michael Kordys

--------------------------------------------------------------------------------
Amendment No. 2 to Purchase Agreement DCT-025/2003                   Page 4 of 4